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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the use of our report dated February 22, 2002 with respect to the consolidated financial statements of Westcor Realty Limited Partnership as of December 31, 2001 and 2000 and for the three years ended December 31, 2001, included in this Form 8-K/A Amendment No. 1 of The Macerich Company.

/s/ Ernst & Young LLP

Phoenix, Arizona
September 30, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT AUDITORS